UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1880 S. Dairy Ashford, Suite 300 Houston, Texas	77077-4760
(Address of principal executive offices)	(zip code)

(281) 674-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is information about the energy broadband business of Inmarsat plc that Rignet, Inc., a Delaware corporation, is planning to acquire pursuant to a purchase agreement signed and announced yesterday. The foregoing description of such information is qualified in its entirety by reference to Exhibit 99.1 hereto, which is incorporated herein by reference. In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Description

99.1	Investor Slides dated August 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ MARTIN L. JIMMERSON, JR.
Martin L. Jimmerson, Jr.
Chief Financial Officer

Dated: August 2, 2013

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Investor Slides dated August 2, 2013